                                                                    EXHIBIT 99.1

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,323,234,000 (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FF1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                FEBRUARY 19, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                                   TERM SHEET
                                FEBRUARY 19, 2004

                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FF1

                          $1,323,234,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                 EXPECTED
                                           WAL (YRS)   PAYMENT WINDOW                              FINAL
                 APPROX                    (CALL(6)/      (CALL(6)/        PAYMENT   INTEREST    MATURITY
   CLASS          SIZE         COUPON       MATURITY)     MATURITY)         DELAY    ACCRUAL        (6)
------------------- ---------------------------------------------------------------------------------------
CLASS A-1    $  675,599,000                            Information Not Provided Hereby

CLASS A-2    $  451,628,000  LIBOR + [ ]  2.49 / 2.71   1 - 87 /  1 - 197     0     Actual/360     May-11
                              (1), (2)

CLASS S (3)     Notional       [ ]% -          NA             NA              0     Actual/360      N/A
                             LIBOR(4)
CLASS M-1    $   73,587,000  LIBOR + [ ]  4.91 / 5.40  40 - 87 / 40 - 155     0     Actual/360     May-11
                               (1), (5)

CLASS M-2    $   60,207,000  LIBOR + [ ]  4.86 / 5.28  38 - 87 / 38 - 139     0     Actual/360     May-11
                               (1), (5)

CLASS B-1    $   30,103,000  LIBOR + [ ]  4.84 / 5.11  37 - 87 / 37 - 118     0     Actual/360     May-11
                               (1), (5)

CLASS B-2    $   16,724,000  LIBOR + [ ]  4.82 / 4.89  37 - 87 / 37 - 99      0     Actual/360     May-11
                               (1), (5)

CLASS B-3    $   15,386,000  LIBOR + [ ]  4.48 / 4.48   37 - 83 / 37 - 83     0     Actual/360     Jan-11
                               (1), (5)
             --------------
TOTAL:       $1,323,234,000
             --------------

                                      STATED
                                      FINAL
                                     MATURITY                       EXPECTED RATINGS
                                       (7)                        (FITCH/MOODY'S/S&P)
-------------------------------------------------------------------------------------
CLASS A-1                 Information Not Provided Hereby             AAA/Aaa/AAA

CLASS A-2                             Nov-34                          AAA/Aaa/AAA

CLASS S (3)                             N/A                           AAA/Aaa/AAA

CLASS M-1                             Nov-34                          AA+/Aa2/AA

CLASS M-2                             Nov-34                          A+/A2/A

CLASS B-1                             Nov-34                          A-/Baa1/BBB+

CLASS B-2                             Nov-34                          BBB+/Baa2/BBB

CLASS B-3                             Nov-34                          BBB-/Baa3/BBB-

TOTAL:

1)   Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1 and Class A-2 Certificates will increase to 2x its respective margin.

3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding principal balance of the Offered Certificates.

4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 2.30% minus One-Month LIBOR for the first 24 Distribution Dates and 1.80% minus One-Month LIBOR thereafter and (ii) zero; provided, however, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of (x) the product of (I) the weighted average net mortgage rate of the Mortgage Loans and (II) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period over (y) one-month LIBOR plus the applicable margin for such class of Offered Certificates.

5) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

6) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% cleanup call.

7)   Latest maturity date for any mortgage loan plus one year.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                           212-449-3659          scott_soltas@ml.com
Vince Mora                             212-449-1437          vince_morajr@ml.com
Charles Sorrentino                     212-449-3659          charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                            212-449-0752          matthew_whalen@ml.com
Paul Park                              212-449-6380          paul_park@ml.com
Ted Bouloukos                          212-449-5029          ted_bouloukos@ml.com
Fred Hubert                            212-449-5071          fred_hubert@ml.com
Alan Chan                              212-449-8140          alan_chan@ml.com
Alice Chang                            212-449-1701          alice_chang@ml.com
Sonia Lee                              212-449-5067          sonia_lee@ml.com
Amanda DeZutter                        212-449-0425          amanda_dezutter@ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

TITLE OF CERTIFICATES         First Franklin Mortgage Loan Trust, Mortgage Loan
                              Asset-Backed Certificates Series 2004-FF1, consisting of:

                              Class A-1 and Class A-2 Certificates
                              (collectively, the "Class A Certificates"),

                              Class S Certificates (together with the Class A Certificates, the "Senior Certificates"),

                              Class M-1 and Class M-2 Certificates
                              (collectively, the "Class M Certificates"),

                              Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

                              The Senior Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates".

UNDERWRITERS                  Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated, [Banc of America Securities LLC], and [J.P. Morgan Securities Inc.]

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                    First Franklin Financial Corp. ("FFFC")

SERVICER                      HomEq Servicing Corporation

TRUSTEE                       Wells Fargo Bank, N.A.

LOSS MITIGATION               [The Murrayhill Company]
ADVISOR

CUT-OFF DATE                  February 1, 2004

PRICING DATE                  On or about February [20], 2004

CLOSING DATE                  On or about February 27, 2004

DISTRIBUTION DATES            Distribution of principal and interest on
                              the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in March 2004.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible
                              as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust
                              Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

OPTIONAL TERMINATION          The Trustee will be required to attempt an auction
                              of the assets of the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders.
                              Any such auction will result in the termination of the trust only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain other amounts as specified in the Prospectus Supplement and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                Fixed rate and adjustable rate, first lien,
                              sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-OffDate of approximately $1,337,955,494 originated by FFFC.

                              The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were originated by FFFC and will be serviced by HomEq Servicing Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,720 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE               Approximately $1,323,234,000

ADMINISTRATIVE FEES           The Servicer and [Loss Mitigation Advisor] will be
                              paid fees aggregating approximately 52 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS           1.       Excess interest
                              2.       Over-Collateralization
                              3.       Subordination

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the O/C amount will equal approximately 1.10%. To the extent the O/C amount is reduced below the over-collateralization target amount (i.e., 1.10% of the aggregate principal balance of the Mortgage
                              Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                              Initial:  Approximately 1.10% of original balance
                              Target: 1.10% of original balance before stepdown (1.30% of original balance if Step Up Trigger occurs before stepdown), 2.20% of current balance after stepdown (2.60% of current balance if Step Up Trigger occurs after stepdown) Floor: 0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

STEP UP TRIGGER EVENT         Any Distribution Date on or after the occurrence of the following: the
<Preliminary and              aggregate Realized Losses incurred from the Cut-off Date through the last day
Subject to Revision>          of the calendar month preceding such Distribution Date as a percentage of the aggregate principal balance of the Mortgage Loans as of  the Cut-Off Date equals or exceeds the following percentages:

 DISTRIBUTION DATE OCCURRING          LOSS PERCENTAGE
                                      ---------------
March 2004 - February 2007            2.00%
March 2007 - February 2008            2.75% with respect to March 2007, plus an additional
                                      1/12th of 0.75% for each month thereafter
March 2008 - February 2009            3.50% with respect to March 2008, plus an additional
                                      1/12th of 0.75% for each month thereafter
March 2009 and February 2010          4.25% with respect to March 2009, plus an additional
                                      1/12th of 0.25% for each month thereafter
March 2010 and thereafter             4.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                                     CLASSES                 RATING (F/M/S)             SUBORDINATION(1)        SUBORDINATION(2)
                                     -------                 --------------             ----------------        ----------------
SUBORDINATION:
(1) includes OC target               Class A                   AAA/Aaa/AAA                   15.75%                  15.95%
(2) includes OC target              Class M-1                  AA+/Aa2/AA                    10.25%                  10.45%
(after Step Up Trigger              Class M-2                    A+/A2/A                      5.75%                   5.95%
occurs)                             Class B-1                  A-Baa1/BBB+                    3.50%                   3.70%
                                    Class B-2                 BBB+/Baa2/BBB                   2.25%                   2.45%
                                    Class B-3                BBB-/Baa3/BBB-                   1.10%                   1.30%

                                     CLASSES                 RATING (F/M/S)                CLASS SIZE
                                     -------                 --------------                ----------
CLASS SIZES:
                                     Class A                  AAA/Aaa/AAA                   84.25%
                                    Class M-1                  AA+/Aa2/AA                    5.50%
                                    Class M-2                    A+/A2/A                     4.50%
                                    Class B-1                 A-/Baa1/BBB+                   2.25%
                                    Class B-2                 BBB+/Baa2/BBB                  1.25%
                                    Class B-3                BBB-/Baa3/BBB-                  1.15%

INTEREST ACCRUAL              Interest will initially accrue from the Closing
                              Date to (but excluding) the first Distribution
                              Date, and thereafter, from the prior Distribution
                              Date to (but excluding) the current Distribution
                              Date.

COUPON STEP UP                If the 10% clean-up call for the Certificates is
                              not exercised on the first distribution date on which it is exercisable, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP           The pass-through rates of the Certificates will be
                              subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of
                              (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

MAXIMUM RATE CAP    The pass-through rates of the Certificates will also be
                    subject to the "Maximum Rate Cap", which is a per annum rate equal to, on each distribution date, the product of (i) the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and the net mortgage rates on the fixed rate mortgage loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL           If on any Distribution Date the pass-through rates is
REIMBURSEMENT       limited by the Available Funds Cap, the amount of such
                    interest that would have been distributed if the pass-through rates had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum
                    Rate Cap and the aggregate of such shortfalls from previous
                    Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next
                    Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid to a class once the Certificate principal balance of such class has been reduced to zero.

CASHFLOW PRIORITY   1.     Servicing Fees.

                    2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A and Class S Certificates; then monthly interest,including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates,and then to the Class B-3 Certificates.

                    3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                    4. Excess interest in the order as described under PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                    5. Excess interest to pay subordinate principal shortfalls.

                    6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                    7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and
                  (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

         2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and
                  (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

         Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

         Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

         After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class remains outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates and sixth to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

*CLASS A-1 AND A-2 (COLLECTIVELY)    31.50% (31.90% if Step Up Trigger occurs)
*CLASS M-1                           20.50% (20.90% if Step Up Trigger occurs)
*CLASS M-2                           11.50% (11.90% if Step Up Trigger occurs)
*CLASS B-1                            7.00% (7.40% if Step Up Trigger occurs)
*CLASS B-2                            4.50% (4.90% if Step Up Trigger occurs)
*CLASS B-3                            2.20% (2.60% if Step Up Trigger occurs)

*includes overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the March 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Trigger Event does not exist.

SUBORDINATE       The first Distribution Date on which the Senior Enhancement
CLASS             Percentage (i.e., the sum of the outstanding principal balance
PRINCIPAL         of the subordinate Certificates and the O/C amount divided by
DISTRIBUTION      the aggregate stated principal balance of the Mortgage Loans,
DATE              as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage
                  (including O/C), which is equal to two times the initial Class
                  A-1 and Class A-2 subordination percentage.

                  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                  31.50% (31.90%, if Step Up Trigger occurs) or
                  (14.65%+1.10 or 14.65%+1.30% if Step Up Trigger occurs)*2

STEP DOWN         The situation that exists with respect to any Distribution
TRIGGER EVENT     Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis
                  (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [41] % and (ii) the Required
                  Percentage or (b) the quotient (expressed as a percentage)of
                  (1) the aggregate Realized Losses incurred from the Cut-off
                  Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required
                  Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
---------------------------          ------------------------
March 2007 - February 2008           2.75% with respect to March 2007, plus an additional 1/12th of
                                     1.50% for each month thereafter
March 2008 - February 2009           4.25% with respect to March 2008, plus an additional 1/12th of
                                     1.00% for each month thereafter
March 2009 - February 2010           5.25% with respect to March 2009, plus an additional 1/12th of
                                     0.25% for each month thereafter
March 2010 and thereafter            5.50%

PROSPECTUS        The Offered Certificates will be offered pursuant to a
                  Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                  Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE          The following tables describe the mortgage loans and the
LOAN TABLES       related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                     MORTGAGE POOL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance    $ 1,337,955,494
Aggregate Original Principal Balance       $ 1,341,537,894
Number of Mortgage Loans                             6,096

                                       MINIMUM     MAXIMUM       AVERAGE (1)
                                       -------    ----------     -------------
Original Principal Balance             $19,200    $1,000,000         $ 220,069
Outstanding Principal Balance          $19,131    $1,000,000         $ 219,481

                                       MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                       -------    ----------    --------------------
Original Term (mos)                        180           360               359
Stated remaining Term (mos)                173           357               353
Loan Age (mos)                               3            17                 5
Current Interest Rate                    3.875%       10.625%            6.661%
Initial Interest Rate Cap (3)            1.000%        3.000%            2.996%
Periodic Rate Cap (3)                    1.000%        1.000%            1.000%
Gross Margin (3)                         2.250%        8.375%            4.793%
Maximum Mortgage Rate (3)                9.750%       17.500%           12.585%
Minimum Mortgage Rate (3)                3.875%       10.125%            6.585%
Months to Roll (3)                           1            57                27
Original Loan-to-Value                   17.50%       100.00%            82.30%
Credit Score (4)                           519           814               657

                  EARLIEST              LATEST
                  --------             --------
Maturity Date     07/01/18             11/01/33

LIEN POSITION                   PERCENT OF MORTGAGE POOL
-------------                   ------------------------
1st Lien                                 100.00%

OCCUPANCY                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Primary                                   96.93%
Second Home                                0.02%
Investment                                 3.05%

LOAN TYPE                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Fixed Rate                                12.49%
ARM                                       87.51%

AMORTIZATION TYPE               PERCENT OF MORTGAGE POOL
-----------------               ------------------------
Principal and Interest                    47.83%
Interest Only                             52.17%

YEAR OF ORIGINATION             PERCENT OF MORTGAGE POOL
-------------------             ------------------------
2002                                       0.02%
2003                                      99.98%

LOAN PURPOSE                    PERCENT OF MORTGAGE POOL
------------                    ------------------------
Purchase                                  59.06%
Refinance - Rate Term                     10.35%
Refinance - Cashout                       30.60%

PROPERTY TYPE                   PERCENT OF MORTGAGE POOL
-------------                   ------------------------
Single Family                             67.16%
Condominium                                7.50%
Two- to Four-Family                        3.90%
Planned Unit Development                  20.60%
Manufactured Housing                       0.83%
Modular Home                               0.01%

(1)Sum of Principal Balance divided by total number of loans.

(2)Weighted by Outstanding Principal Balance.

(3)Adjustable Rate Mortgage Loans only.

(4)Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                     MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE RATES

                                             AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                             NUMBER OF        BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL       FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV     DOCUMENTATION
-----------------------   --------------  --------------  ----------   ---------   --------  -----------  --------   -------------
5.500% or less                   391      $  140,607,918      10.51%      5.266%     713      $359,611       79.28%       96.11%
5.501% to 6.000%                 826         273,238,389      20.42       5.838      690       330,797       80.32        91.64
6.001% to 6.5000%              1,005         268,719,088      20.08       6.328      666       267,382       82.48        90.48
6.501% to 7.000%               1,117         247,535,012      18.50       6.814      643       221,607       83.11        85.56
7.001% to 7.500%                 985         167,326,226      12.51       7.318      624       169,874       82.99        82.06
7.501% to 8.000%                 862         129,799,394       9.70       7.802      610       150,579       83.59        76.87
8.001% to 8.500%                 490          62,261,183       4.65       8.305      607       127,064       85.00        68.86
8.501% to 9.000%                 289          33,847,774       2.53       8.787      619       117,120       87.53        60.17
9.001% to 9.500%                 106          11,593,573       0.87       9.294      634       109,373       89.00        50.93
9.501% to 10.000%                 21           2,613,033       0.20       9.737      633       124,430       85.67        66.94
10.001% to 10.500%                 3             243,772       0.02      10.164      714        81,257       94.62        30.97
10.501% to 11.000%                 1             170,133       0.01      10.625      541       170,133       80.00       100.00
                               -----      --------------     ------      ------      ---      --------       -----       ------
TOTAL:                         6,096      $1,337,955,494     100.00%      6.661%     657      $219,481       82.30%       85.85%
                               -----      --------------     ------      ------      ---      --------       -----       ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.875% per annum to 10.625% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.661% per annum.

REMAINING MONTHS TO STATED MATURITY

                                        AGGREGATE                                 WEIGHTED      AVERAGE    WEIGHTED
     RANGE OF                           PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
 REMAINING MONTHS        NUMBER OF       BALANCE        MORTGAGE      AVERAGE      CREDIT       BALANCE    ORIGINAL      FULL
TO STATED MATURITY    MORTGAGE LOANS   OUTSTANDING        POOL         COUPON      SCORE      OUTSTANDING     LTV     DOCUMENTATION
------------------    --------------  --------------   ----------    ---------    --------    -----------  ---------  -------------
169 to 180                   107      $   10,613,754       0.79%        7.448%      629       $    99,194    71.73%        77.36%
229 to 240                     3             260,617       0.02         6.821       694            86,872    92.03        100.00
337 to 348                     1             262,124       0.02         7.875       618           262,124    90.00        100.00
349 to 360                 5,985       1,326,818,998      99.17         6.654       657           221,691    82.38         85.91
                           -----      --------------     ------         -----       ---       -----------    -----        ------
TOTAL:                     6,096      $1,337,955,494     100.00%        6.661%      657       $   219,481    82.30%        85.85%
                           -----      --------------     ------         -----       ---       -----------    -----        ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                     MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL       FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV     DOCUMENTATION
--------------------------  --------------  --------------  ----------  ---------  ---------  ------------ ---------  -------------
$ 50,000 or less                   195      $    7,815,088       0.58%    7.970%       608    $    40,077     71.33%       73.52%
$ 50,001 to $  100,000           1,127          86,935,237       6.50     7.606        618         77,139     81.05        79.41
$100,001 to $  150,000           1,256         155,800,886      11.64     7.243        632        124,045     83.94        82.53
$150,001 to $  200,000           1,005         173,917,279      13.00     7.031        638        173,052     84.30        82.99
$200,001 to $  250,000             662         148,817,012      11.12     6.757        649        224,799     83.60        84.08
$250,001 to $  300,000             531         145,726,660      10.89     6.663        654        274,438     84.31        85.54
$300,001 to $  350,000             328         105,949,788       7.92     6.520        662        323,018     85.13        85.92
$350,001 to $  400,000             242          90,589,202       6.77     6.412        666        374,336     84.48        82.72
$400,001 to $  450,000             131          55,714,629       4.16     6.352        671        425,303     84.70        85.57
$450,001 to $  500,000             134          64,633,722       4.83     6.124        680        482,341     81.01        88.17
$500,001 to $  550,000             144          75,838,057       5.67     6.062        676        526,653     80.32        93.80
$550,001 to $  600,000             145          83,266,449       6.22     6.065        683        574,251     79.58        94.58
$600,001 to $  650,000              79          49,727,817       3.72     6.052        683        629,466     76.82        92.51
$650,001 to $  700,000              27          18,359,155       1.37     6.145        685        679,969     76.48        81.32
$700,001 to $  750,000              28          20,412,943       1.53     6.247        689        729,034     74.14        93.01
$750,001 to $  800,000               8           6,196,686       0.46     6.342        689        774,586     71.74       100.00
$800,001 to $  850,000              17          14,144,240       1.06     5.913        701        832,014     75.09       100.00
$850,001 to $  900,000              15          13,166,700       0.98     5.997        720        877,780     76.97        93.16
$900,001 to $  950,000              12          11,057,570       0.83     6.187        693        921,464     70.70        83.68
$950,001 to $1,000,000              10           9,886,372       0.74     6.307        713        988,637     66.60        89.89
                                 -----      --------------     ------     -----        ---    -----------     -----       ------
TOTAL:                           6,096      $1,337,955,494     100.00%    6.661%       657    $   219,481     82.30%       85.85%
                                 -----      --------------     ------     -----        ---    -----------     -----       ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,131 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $219,481

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                     MORTGAGE POOL COLLATERAL SUMMARY

PRODUCT TYPES

                                          AGGREGATE                               WEIGHTED      AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL    AVERAGE      PERCENT
                         NUMBER OF         BALANCE      MORTGAGE      AVERAGE      CREDIT       BALANCE    ORIGINAL       FULL
    PRODUCT TYPES      MORTGAGE LOANS    OUTSTANDING      POOL        COUPON       SCORE      OUTSTANDING     LTV     DOCUMENTATION
---------------------  --------------  --------------  ----------    ---------    --------    -----------  ---------  -------------
15/30 Balloon Loans             4      $      591,744       0.04%       7.324%       647      $   147,936    81.44%        33.44%
15 Year Fixed Loans           103          10,022,011       0.75        7.455        628           97,301    71.16         79.95
20 Year Fixed Loans             3             260,617       0.02        6.821        694           86,872    92.03        100.00
30 Year Fixed Loans           842         156,285,494      11.68        7.176        660          185,612    81.48         85.72
Six-Month LIBOR Loans           9           2,593,404       0.19        6.440        673          288,156    85.00         76.44
1/29 LIBOR Loans                1             353,326       0.03        6.875        660          353,326    64.13          0.00
2/28 LIBOR Loans            4,095         874,881,166      65.39        6.734        646          213,646    83.41         83.90
3/27 LIBOR Loans              103          25,075,385       1.87        6.487        664          243,450    81.05         81.04
5/25 LIBOR Loans              936         267,892,347      20.02        6.108        689          286,210    79.68         93.28
                            -----      --------------     ------        -----        ---      -----------    -----        ------
TOTAL:                      6,096      $1,337,955,494     100.00%       6.661%       657      $   219,481    82.30%        85.85%
                            -----      --------------     ------        -----        ---      -----------    -----        ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                MORTGAGE POOL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
  STATE DISTRIBUTIONS      NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Alabama                          28      $     2,522,947     0.19%     7.643%      612    $    90,105    87.61%      94.00%
Arizona                         132           18,709,447     1.40      7.201       640        141,738    86.58       80.58
Arkansas                          8              998,742     0.07      7.339       637        124,843    86.16       90.25
California                    2,253          723,887,235    54.10      6.274       670        321,299    81.00       89.85
Colorado                        118           22,038,414     1.65      6.785       650        186,766    84.07       79.61
Connecticut                      37            6,673,551     0.50      7.469       651        180,366    86.24       67.87
Delaware                          3              513,000     0.04      7.574       658        171,000    86.03        0.00
Florida                         508           78,921,156     5.90      7.181       640        155,357    83.63       78.51
Georgia                         168           29,500,639     2.20      7.142       638        175,599    84.41       83.24
Idaho                            26            2,874,233     0.21      7.222       635        110,547    89.79       96.85
Illinois                        237           40,905,740     3.06      7.211       625        172,598    82.93       82.80
Indiana                          88            8,905,839     0.67      7.522       618        101,203    87.12       87.69
Iowa                             21            1,968,581     0.15      7.660       610         93,742    86.67       89.23
Kansas                           26            4,043,934     0.30      7.067       637        155,536    86.47       86.88
Kentucky                         63            7,791,886     0.58      7.352       640        123,681    86.13       90.92
Louisiana                         3              316,525     0.02      7.198       633        105,508    93.70      100.00
Maine                             8            1,166,536     0.09      7.929       638        145,817    85.53       66.70
Maryland                         71           16,146,068     1.21      6.920       636        227,409    85.38       91.90
Massachusetts                    78           17,489,427     1.31      7.072       644        224,223    84.17       75.32
Michigan                        261           35,434,505     2.65      7.308       631        135,764    84.58       79.63
Minnesota                       109           18,988,809     1.42      7.040       622        174,209    82.44       88.52
Missouri                        108           11,914,859     0.89      7.530       621        110,323    85.89       84.02
Montana                           4              511,896     0.04      6.983       652        127,974    87.63       59.58
Nebraska                          9              891,028     0.07      7.330       599         99,003    82.61       90.03
Nevada                          116           24,958,953     1.87      6.774       651        215,163    84.84       91.22
New Hampshire                    13            1,878,626     0.14      7.682       627        144,510    85.10       72.42
New Jersey                       91           19,251,141     1.44      7.298       629        211,551    79.33       79.30
New Mexico                       17            3,134,239     0.23      6.505       672        184,367    81.46       67.01
New York                        189           48,949,598     3.66      6.943       664        258,993    81.19       67.42
North Carolina                   90           14,521,128     1.09      7.437       640        161,346    85.65       87.38
North Dakota                      1               47,876     0.00      8.250       545         47,876    80.00      100.00
Ohio                            248           26,150,137     1.95      7.346       630        105,444    85.89       79.74
Oklahoma                          8              818,195     0.06      6.930       638        102,274    87.00      100.00
Oregon                          143           23,709,473     1.77      6.740       658        165,801    84.80       90.47
Pennsylvania                     77            8,673,598     0.65      7.394       633        112,644    85.13       71.76
Rhode Island                     14            2,783,760     0.21      7.506       616        198,840    70.73       59.19
South Carolina                   49            5,891,690     0.44      7.395       635        120,239    83.72       75.97
South Dakota                      4              226,518     0.02      7.060       686         56,629    81.42       39.99
Tennessee                        84            8,881,687     0.66      7.452       638        105,734    82.34       73.56
Texas                           261           39,035,731     2.92      7.043       648        149,562    80.85       81.31
Utah                             82           12,741,136     0.95      6.958       640        155,380    87.71       88.21
Vermont                           1               88,622     0.01      7.875       708         88,622   100.00        0.00
Virginia                         46           10,599,476     0.79      6.900       637        230,423    83.79       89.99
Washington                      136           25,695,823     1.92      6.614       661        188,940    83.38       85.97
West Virginia                     2              137,305     0.01      7.183       606         68,652    89.30      100.00
Wisconsin                        54            6,432,021     0.48      7.508       633        119,111    85.70       77.36
Wyoming                           3              233,762     0.02      7.624       595         77,921    85.14      100.00
                              -----      ---------------   ------      -----       ---    -----------   ------      ------
TOTAL:                        6,096      $ 1,337,955,494   100.00%     6.661%      657    $   219,481    82.30%      85.85%
                              -----      ---------------   ------      -----       ---    -----------   ------      ------

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
 RANGE OF ORIGINAL          NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  136      $    16,679,192     1.25%     6.891%      613    $   122,641    42.27%      67.11%
50.01% to 55.00%                 46            7,984,886     0.60      6.496       627        173,584    52.55       76.24
55.01% to 60.00%                 99           17,562,141     1.31      6.645       613        177,395    57.87       79.14
60.01% to 65.00%                163           37,930,630     2.83      6.709       627        232,703    63.40       77.89
65.01% to 70.00%                232           50,351,913     3.76      6.732       627        217,034    68.68       80.32
70.01% to 75.00%                316           80,584,027     6.02      6.610       639        255,013    74.01       89.10
75.01% to 80.00%              2,207          579,913,857    43.34      6.245       669        262,761    79.79       92.57
80.01% to 85.00%                623          107,151,872     8.01      7.439       611        171,993    84.48       72.20
85.01% to 90.00%                850          172,363,851    12.88      7.133       649        202,781    89.60       77.67
90.01% to 95.00%              1,316          251,158,552    18.77      6.829       672        190,850    94.59       90.12
95.01% to 100 00%               108           16,274,574     1.22      8.525       721        150,690    99.59        7.90
                              -----      ---------------   ------      -----       ---    -----------    -----       -----
TOTAL:                        6,096      $ 1,337,955,494   100.00%     6.661%      657    $   219,481    82.30%      85.85%
                              -----      ---------------   ------      -----       ---    -----------    -----       -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.50% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 82.30%.

LOAN PURPOSE

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
      LOAN PURPOSE       MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Purchase                      3,256      $   790,141,870    59.06%     6.445%      676    $   242,673    83.60%      86.41%
Refinance - Cashout           2,122          409,391,977    30.60      6.947       629        192,927    79.83       83.71
Refinance - Rate/Term           718          138,421,646    10.35      7.044       628        192,788    82.17       89.00
                              -----      ---------------   ------      -----       ---    -----------    -----       -----
TOTAL:                        6,096      $ 1,337,955,494   100.00%     6.661%      657    $   219,481    82.30%      85.85%
                              -----      ---------------   ------      -----       ---    -----------    -----       -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                MORTGAGE POOL COLLATERAL SUMMARY

PROPERTY TYPE

                                             AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
      PROPERTY TYPE       MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Single Family                  4,258      $   898,505,137    67.16%     6.716%      652    $   211,016    82.18%      85.19%
Condominium                      495          100,345,485     7.50      6.622       670        202,718    84.04       86.62
Two- to Four-Family              212           52,196,297     3.90      6.783       672        246,209    82.23       76.36
Manufactured Housing              97           11,103,365     0.83      7.088       628        114,468    78.39       94.92
Modular Home                       3              192,270     0.01      8.833       550         64,090    76.62       61.72
Planned Unit Development       1,031          275,612,939    20.60      6.453       666        267,326    82.23       89.17
                               -----      ---------------    -----      -----       ---    -----------    -----       -----
TOTAL:                         6,096      $ 1,337,955,494   100.00%     6.661%      657    $   219,481    82.30%      85.85%
                               -----      ---------------    -----      -----       ---    -----------    -----       -----

DOCUMENTATION

                                                AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                               NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
      DOCUMENTATION          MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation               5,083       $ 1,148,664,847    85.85%     6.569%      652    $   225,982   82.24%     100.00%
No Income Verification             499            99,956,567     7.47      7.340       676        200,314   85.16        0.00
No Documentation                   400            57,467,912     4.30      7.452       710        143,670   79.78        0.00
Limited Income Verification        114            31,866,168     2.38      6.407       672        279,528   80.17        0.00
                                 -----       ---------------    -----      -----       ---    -----------   -----      ------
TOTAL:                           6,096       $ 1,337,955,494   100.00%     6.661%      657    $   219,481   82.30%      85.85%
                                 -----       ---------------    -----      -----       ---    -----------   -----      ------

OCCUPANCY

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
       OCCUPANCY         MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Primary                       5,832      $ 1,296,886,646    96.93%     6.651%      655    $   222,374    82.32%      86.19%
Investment                      262           40,812,615     3.05      6.970       699        155,773    81.69       75.60
Second Home                       2              256,233     0.02      7.013       704        128,116    70.19       24.13
                              -----      ---------------   ------      -----       ---    -----------    -----       -----
TOTAL:                        6,096      $ 1,337,955,494   100.00%     6.661%      657    $   219,481    82.30%      85.85%
                              -----      ---------------   ------      -----       ---    -----------    -----       -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                           AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                           PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
          NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
AGE     MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-------------------------------------------------------------------------------------------------------------
 3               6      $       892,970     0.07%     7.612%      605    $   148,828    79.23%     100.00%
 4           1,381          297,708,352    22.25      6.756       656        215,574    82.64       87.32
 5           2,433          547,263,613    40.90      6.646       660        224,934    82.04       85.51
 6           2,071          451,660,433    33.76      6.589       655        218,088    82.58       85.01
 7             170           32,170,797     2.40      6.944       640        189,240    80.73       86.42
 8              25            6,115,628     0.46      6.847       644        244,625    80.64       98.06
 9               6            1,383,317     0.10      7.106       604        230,553    61.51      100.00
10               3              498,261     0.04      6.845       711        166,087    82.24      100.00
17               1              262,124     0.02      7.875       618        262,124    90.00      100.00
             -----      ---------------   ------      -----       ---    -----------    -----      ------
TOTAL:       6,096      $ 1,337,955,494   100.00%     6.661%      657    $   219,481    82.30%      85.85%
             -----      ---------------   ------      -----       ---    -----------    -----      ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                        AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
ORIGINAL PREPAYMENT    NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
   PENALTY TERM      MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------------
None                        780      $   154,875,730    11.58%     7.050%      654    $   198,559    81.70%      76.40%
12 Months                   269           75,069,204     5.61      6.879       663        279,068    83.19       79.65
24 Months                 3,106          666,044,483    49.78      6.678       647        214,438    83.34       85.44
36 Months                 1,938          441,258,717    32.98      6.463       672        227,688    80.79       90.83
48 Months                     1              291,000     0.02      5.500       579        291,000    76.72      100.00
60 Months                     2              416,359     0.03      6.440       644        208,180    94.58      100.00
                          -----      ---------------   ------      -----       ---    -----------    -----      ------
TOTAL:                    6,096      $ 1,337,955,494   100.00%     6.661%      657    $   219,481    82.30%      85.85%
                          -----      ---------------   ------      -----       ---    -----------    -----      ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                MORTGAGE POOL COLLATERAL SUMMARY

CREDIT SCORES

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
519 to 525                        1      $       123,545     0.01%     7.625%      519    $   123,545    80.00%     100.00%
526 to 550                      409           57,891,764     4.33      7.758       545        141,545    76.50       95.39
551 to 575                    1,159          161,421,151    12.06      7.585       565        139,276    76.92       93.51
576 to 600                      439           71,366,379     5.33      7.272       584        162,566    80.43       92.42
601 to 625                      390           87,805,184     6.56      6.887       616        225,141    83.26       94.71
626 to 650                      875          213,085,864    15.93      6.634       639        243,527    85.09       92.89
651 to 675                      868          220,593,130    16.49      6.398       663        254,140    83.20       85.34
676 to 700                      678          184,224,762    13.77      6.357       688        271,718    82.91       81.64
701 to 725                      565          151,813,973    11.35      6.279       711        268,697    83.88       71.64
726 to 750                      358           94,826,783     7.09      6.174       737        264,879    83.30       76.83
751 to 775                      237           66,400,695     4.96      6.044       762        280,172    82.31       80.51
776 to 800                      102           24,129,656     1.80      6.259       785        236,565    82.87       76.07
801 to 814                       15            4,272,607     0.32      6.244       805        284,840    81.68       76.17
                              -----      ---------------   ------      -----       ---    -----------    -----      ------
TOTAL:                        6,096      $ 1,337,955,494   100.00%     6.661%      657    $   219,481    82.30%      85.85%
                              -----      ---------------   ------      -----       ---    -----------    -----      ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 519 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 657.

MARGINS

                                       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                      NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MARGINS    MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%             1      $       144,890     0.01%     7.250%      575    $   144,890    76.68%     100.00%
2.501% to 3.000%            23            6,156,448     0.53      5.807       723        267,672    60.48       39.97
3.001% to 3.500%           369          131,856,972    11.26      5.568       719        357,336    77.42       88.88
3.501% to 4.000%           643          218,260,914    18.64      5.872       687        339,442    78.12       88.71
4.001% to 4.500%           590          167,054,819    14.27      6.280       665        283,144    78.47       87.22
4.501% to 5.000%           741          170,887,229    14.60      6.638       660        230,617    83.46       77.55
5.001% to 5.500%           932          193,960,897    16.57      6.870       641        208,113    87.23       81.46
5.501% to 6.000%           878          151,280,970    12.92      7.283       615        172,302    87.14       87.56
6.001% to 6.500%           567           81,911,149     7.00      7.705       601        144,464    87.47       93.73
6.501% to 7.000%           292           36,004,639     3.08      8.115       589        123,304    87.72       96.57
7.001% to 7.500%            84           10,340,725     0.88      8.713       576        123,104    86.94       97.65
7.501% to 8.000%            22            2,404,927     0.21      8.768       595        109,315    88.44       80.86
8.001% to 8.500%             2              531,050     0.05      8.415       578        265,525    85.00      100.00
                         -----      ---------------   ------      -----       ---    -----------    -----      ------
TOTAL:                   5,144      $ 1,170,795,628   100.00%     6.585%      656    $   227,604    82.50%      85.94%
                         -----      ---------------   ------      -----       ---    -----------    -----      ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 4.793% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                MORTGAGE POOL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
RANGE OF MAXIMUM           NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 MORTGAGE RATES          MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
12.000% or less               1,172      $   392,761,509    33.55%     5.636%      697    $   335,121    80.14%     93.28%
12.001% to 12.500%              918          242,488,784    20.71      6.326       663        264,149    82.56      90.33
12.501% to 13.000%              935          211,421,295    18.06      6.807       640        226,119    83.25      85.36
13.001% to 13.500%              801          138,518,494    11.83      7.315       619        172,932    83.63      81.02
13.501% to 14.000%              663          102,060,682     8.72      7.793       603        153,938    84.19      75.35
14.001% to 14.500%              373           49,723,618     4.25      8.300       606        133,307    86.08      68.13
14.501% to 15.000%              203           24,558,546     2.10      8.752       627        120,978    89.52      54.36
15.001% to 15.500%               66            7,427,048     0.63      9.287       650        112,531    92.46      40.84
15.501% to 16.000%               10            1,513,828     0.13      9.723       668        151,383    85.00      55.25
16.001% to 16.500%                2              168,284     0.01     10.125       786         84,142    98.93       0.00
17.001% to 17.500%                1              153,539     0.01      7.500       570        153,539    77.00     100.00
                              -----      ---------------   ------      -----       ---    -----------    -----     ------
TOTAL:                        5,144      $ 1,170,795,628   100.00%     6.585%      656    $   227,604    82.50%     85.94%
                              -----      ---------------   ------      -----       ---    -----------    -----     ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.750% per annum to 17.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.585% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                MORTGAGE POOL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

                                              AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                             NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------------------
March 2004                          4      $       880,785     0.08%     7.067%      592    $   220,196    80.48%      77.98%
April 2004                          2            1,122,628     0.10      5.509       737        561,314    86.99      100.00
August 2004                         4              943,318     0.08      7.125       668        235,829    79.05       18.33
September 2004                      1              262,124     0.02      7.875       618        262,124    90.00      100.00
April 2005                          2              280,058     0.02      6.042       733        140,029    83.99      100.00
May 2005                            5            1,286,398     0.11      7.151       594        257,280    60.11      100.00
June 2005                          21            5,394,244     0.46      6.903       638        256,869    80.36       97.80
July 2005                         118           21,568,691     1.84      6.921       633        182,786    81.69       87.04
August 2005                     1,406          304,367,845    26.00      6.647       645        216,478    83.48       83.86
September 2005                  1,604          344,640,302    29.44      6.743       647        214,863    83.24       83.17
October 2005                      936          196,597,351    16.79      6.821       647        210,040    84.02       84.33
November 2005                       2              484,153     0.04      7.700       567        242,077    77.29      100.00
July 2006                           2            1,242,830     0.11      6.171       665        621,415    67.20       19.54
August 2006                        21            5,043,215     0.43      6.341       682        240,153    81.35       75.85
September 2006                     38            9,021,876     0.77      6.363       665        237,418    81.44       84.99
October 2006                       41            9,682,666     0.83      6.711       654        236,163    82.58       87.77
November 2006                       1               84,798     0.01      7.500       566         84,798    50.00      100.00
July 2008                          12            2,776,750     0.24      6.079       705        231,396    82.32      100.00
August 2008                       222           65,004,104     5.55      5.944       687        292,811    79.35       93.52
September 2008                    433          129,883,821    11.09      6.078       693        299,963    79.72       91.53
October 2008                      268           70,038,142     5.98      6.316       684        261,336    79.78       96.04
November 2008                       1              189,530     0.02      7.000       694        189,530    95.00      100.00
                                -----      ---------------   ------      -----       ---    -----------    -----      ------
TOTAL:                          5,144      $ 1,170,795,628   100.00%     6.585%      656    $   227,604    82.50%      85.94%
                                -----      ---------------   ------      -----       ---    -----------    -----      ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance         $  536,056,784
Aggregate Original Principal Balance            $  537,297,714
Number of Mortgage Loans                                 1,064

                                     MINIMUM         MAXIMUM      AVERAGE (1)
                                     -------         -------      -----------
Original Principal Balance         $    199,500   $  1,000,000   $    504,979
Outstanding Principal Balance      $    198,360   $  1,000,000   $    503,813

                                     MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                                     -------    -------   --------------------
Original Term (mos)                     180        360             359
Stated remaining Term (mos)             174        356             354
Loan Age (mos)                            4          9               5
Current Interest Rate                 3.875%     9.625%          6.197%
Initial Interest Rate Cap (3)         1.000%     3.000%          2.995%
Periodic Rate Cap (3)                 1.000%     1.000%          1.000%
Gross Margin (3)                      2.875%     8.375%          4.314%
Maximum Mortgage Rate (3)             9.875%    15.625%         12.146%
Minimum Mortgage Rate (3)             3.875%     9.625%          6.146%
Months to Roll (3)                        2         56              29
Original Loan-to-Value                31.25%    100.00%          80.21%
Credit Score (4)                        540        809             678

                              EARLIEST     LATEST
                              --------     ------
Maturity Date                 08/01/18    10/01/33

LIEN POSITION                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
1st Lien                              100.00%

OCCUPANCY                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Primary                                99.08%
Investment                              0.92%

LOAN TYPE                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Fixed Rate                             11.68%
ARM                                    88.32%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
-----------------             ------------------------
Principal and Interest                 34.39%
Interest Only                          65.61%

YEAR OF ORIGINATION           PERCENT OF MORTGAGE POOL
-------------------           ------------------------
2003                                  100.00%

LOAN PURPOSE                  PERCENT OF MORTGAGE POOL
------------                  ------------------------
Purchase                               68.34%
Refinance - Rate Term                   9.20%
Refinance - Cashout                    22.47%

PROPERTY TYPE                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
Single Family                         66.46%
Condominium                            4.33%
Two-to Four-Family                     3.09%
Planned Unit Development              26.12%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
5.500% or less                  182      $    94,969,531    17.72%     5.260%      712    $   521,811    78.85%      96.13%
5.501% to 6.000%                316          165,577,398    30.89      5.836       691        523,979    79.16       90.30
6.001% to 6.500%                251          127,148,108    23.72      6.318       673        506,566    80.84       91.08
6.501% to 7.000%                177           88,054,167    16.43      6.793       657        497,481    81.14       83.71
7.001% to 7.500%                 86           38,234,755     7.13      7.290       642        444,590    82.98       79.55
7.501% to 8.000%                 38           16,341,070     3.05      7.787       628        430,028    81.71       86.31
8.001% to 8.500%                  9            3,842,877     0.72      8.271       601        426,986    80.45       81.76
8.501% to 9.000%                  4            1,405,058     0.26      8.748       600        351,264    89.58       75.76
9.501% to 10.000%                 1              483,819     0.09      9.625       687        483,819    67.83      100.00
                              -----      ---------------   ------      -----       ---    -----------    -----      ------
TOTAL:                        1,064      $   536,056,784   100.00%     6.197%      678    $   503,813    80.21%      89.46%
                              -----      ---------------   ------      -----       ---    -----------    -----      ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.875% per annum to 9.625% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.197% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
        RANGE OF                            PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
    REMAINING MONTHS       NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
   TO STATED MATURITY    MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
169 to 180                        3      $     1,642,217     0.31%     6.095%      699    $   547,406    63.89%      77.61%
349 to 360                    1,061          534,414,567    99.69      6.197       678        503,690    80.26       89.49
                              -----      ---------------   ------      -----       ---    -----------    -----       -----
TOTAL:                        1,064      $   536,056,784   100.00%     6.197%      678    $   503,813    80.21%      89.46%
                              -----      ---------------   ------      -----       ---    -----------    -----       -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 354 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                SERIES 2004-FF1

                                GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                  1      $       198,360     0.04%     6.375%      648    $   198,360    95.00%     100.00%
$200,001 to $250,000                  1              217,999     0.04      6.500       641        217,999    94.19      100.00
$250,001 to $300,000                  1              291,000     0.05      5.500       579        291,000    76.72      100.00
$300,001 to $350,000                 85           28,998,305     5.41      6.625       657        341,157    84.99       83.52
$350,001 to $400,000                231           86,503,609    16.14      6.393       664        374,474    84.51       83.19
$400,001 to $450,000                130           55,310,943    10.32      6.351       672        425,469    84.63       85.46
$450,001 to $500,000                132           63,678,578    11.88      6.124       680        482,413    80.87       87.99
$500,001 to $550,000                144           75,838,057    14.15      6.062       676        526,653    80.32       93.80
$550,001 to $600,000                144           82,698,449    15.43      6.066       683        574,295    79.57       94.55
$600,001 to $650,000                 78           49,097,817     9.16      6.048       683        629,459    76.98       92.41
$650,001 to $700,000                 27           18,359,155     3.42      6.145       685        679,969    76.48       81.32
$700,001 to $750,000                 28           20,412,943     3.81      6.247       689        729,034    74.14       93.01
$750,001 to $800,000                  8            6,196,686     1.16      6.342       689        774,586    71.74      100.00
$800,001 to $850,000                 17           14,144,240     2.64      5.913       701        832,014    75.09      100.00
$850,001 to $900,000                 15           13,166,700     2.46      5.997       720        877,780    76.97       93.16
$900,001 to $950,000                 12           11,057,570     2.06      6.187       693        921,464    70.70       83.68
$950,001 to $1,000,000               10            9,886,372     1.84      6.307       713        988,637    66.60       89.89
                                  -----      ---------------   ------      -----       ---    -----------    -----      ------
TOTAL:                            1,064      $   536,056,784   100.00%     6.197%      678    $   503,813    80.21%      89.46%
                                  -----      ---------------   ------      -----       ---    -----------    -----      ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $198,360 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $503,813

PRODUCT TYPES

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     PRODUCT TYPES       MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans               1      $       367,711     0.07%     6.625%      679    $   367,711    78.72%       0.00%
15 Year Fixed Loans               2            1,274,506     0.24      5.942       705        637,253    59.62      100.00
30 Year Fixed Loans             111           60,960,136    11.37      6.598       695        549,190    79.08       89.80
Six-Month LIBOR Loans             2            1,122,628     0.21      5.509       737        561,314    86.99      100.00
2/28 LIBOR Loans                672          337,003,518    62.87      6.211       669        501,493    81.01       88.39
3/27 LIBOR Loans                 20           11,729,267     2.19      6.058       679        586,463    79.17       86.69
5/25 LIBOR Loans                256          123,599,018    23.06      5.982       696        482,809    78.83       92.52
                              -----      ---------------   ------      -----       ---    -----------    -----      ------
TOTAL:                        1,064      $   536,056,784   100.00%     6.197%      678    $   503,813    80.21%      89.46%
                              -----      ---------------   ------      -----       ---    -----------    -----      ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                           GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                               AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                               PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE     PERCENT
  STATE DISTRIBUTIONS         NUMBER OF         BALANCE     MORTGAGE     AVERAGE     CREDIT      BALANCE    ORIGINAL       FULL
OF MORTGAGED PROPERTIES    MORTGAGE LOANS     OUTSTANDING     POOL       COUPON       SCORE    OUTSTANDING     LTV    DOCUMENTATION
-----------------------    --------------     -----------  ----------   --------     -------   -----------  --------  -------------
Arizona                             3        $  1,217,241      0.23%      6.658%       653      $405,747      80.18%      100.00%
Arkansas                            1             358,894      0.07       7.375        630       358,894      92.31       100.00
California                        795         398,738,610     74.38       6.079        682       501,558      80.13        91.37
Colorado                            7           3,336,497      0.62       6.239        683       476,642      84.73        71.07
Connecticut                         4           1,800,184      0.34       6.893        664       450,046      85.96        78.36
Florida                            32          16,832,217      3.14       6.749        668       526,007      78.66        84.24
Georgia                            16           8,195,808      1.53       6.580        652       512,238      77.86        83.58
Illinois                           16           8,395,491      1.57       6.649        658       524,718      79.35        86.55
Indiana                             2             932,471      0.17       6.475        653       466,236      84.01       100.00
Kansas                              2           1,223,579      0.23       6.450        655       611,790      84.69       100.00
Kentucky                            3           1,941,260      0.36       7.100        687       647,087      85.97       100.00
Louisiana                           1             198,360      0.04       6.375        648       198,360      95.00       100.00
Maryland                           12           5,403,154      1.01       6.657        651       450,263      84.54        91.51
Massachusetts                      12           5,811,325      1.08       6.471        664       484,277      85.48        93.67
Michigan                           12           5,577,409      1.04       6.372        670       464,784      84.32        81.28
Minnesota                           6           3,196,556      0.60       5.886        678       532,759      79.84        89.49
Missouri                            1             448,264      0.08       7.375        627       448,264      93.95       100.00
Nevada                             16           7,833,338      1.46       6.255        660       489,584      80.00        89.01
New Jersey                         11           5,895,991      1.10       7.119        653       535,999      79.80        85.48
New Mexico                          2           1,099,169      0.21       5.315        740       549,585      70.00        44.03
New York                           43          23,333,937      4.35       6.572        674       542,650      79.29        76.85
North Carolina                      7           3,284,127      0.61       7.557        652       469,161      82.00        88.66
Ohio                                1             399,833      0.07       5.750        664       399,833      86.02       100.00
Oregon                              5           2,593,672      0.48       6.512        707       518,734      84.81        87.07
Pennsylvania                        2             707,155      0.13       6.374        691       353,577      92.52        49.62
Rhode Island                        1             711,398      0.13       5.990        708       711,398      37.14         0.00
South Carolina                      3           1,487,988      0.28       6.375        666       495,996      80.00        65.05
Tennessee                           3           1,661,324      0.31       6.523        664       553,775      75.80        31.54
Texas                              20          11,184,292      2.09       6.250        677       559,215      77.42        95.88
Utah                                7           3,011,903      0.56       6.486        655       430,272      88.61        88.31
Virginia                            9           4,144,690      0.77       6.337        659       460,521      81.75       100.00
Washington                          9           5,100,644      0.95       6.229        671       566,738      78.78        71.68
                                -----        ------------    ------       -----        ---      --------      -----       ------
TOTAL:                          1,064        $536,056,784    100.00%      6.197%       678      $503,813      80.21%       89.46%
                                -----        ------------    ------       -----        ---      --------      -----       ------

No more than approximately 0.94% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                           GROUP B COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
 RANGE OF ORIGINAL            NUMBER OF        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL       FULL
LOAN-TO-VALUE RATIOS       MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV    DOCUMENTATION
--------------------       --------------   ------------   ----------   --------   --------   -----------   --------  -------------
50.00% or less                      7       $  3,947,271       0.74%      6.565%      630      $563,896       42.30%       72.94%
50.01% to 55.00 %                   5          3,327,341       0.62       6.003       673       665,468       52.52        79.05
55.01% to 60.00 %                  12          6,552,196       1.22       6.226       650       546,016       57.40        94.30
60.01% to 65.00 %                  27         18,269,219       3.41       6.401       649       676,638       63.35        83.75
65.01% to 70.00 %                  40         24,659,959       4.60       6.449       655       616,499       68.62        91.37
70.01% to 75.00 %                  73         44,796,094       8.36       6.217       675       613,645       74.29        91.54
75.01% to 80.00 %                 588        304,851,039      56.87       5.967       687       518,454       79.77        94.12
80.01% to 85.00 %                  52         21,412,523       3.99       6.893       654       411,779       84.41        52.84
85.01% to 90.00 %                 121         51,531,259       9.61       6.660       668       425,878       89.42        72.91
90.01% to 95.00 %                 137         55,935,017      10.43       6.536       680       408,285       94.58        93.73
95.01% to 100.00%                   2            774,865       0.14       7.040       625       387,433       97.79       100.00
                                -----       ------------     ------       -----       ---      --------       -----       ------
TOTAL:                          1,064       $536,056,784     100.00%      6.197%      678      $503,813       80.21%       89.46%
                                -----       ------------     ------       -----       ---      --------       -----       ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 31.25% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 80.21%.

LOAN PURPOSE

                                                AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF          BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
     LOAN PURPOSE          MORTGAGE LOANS      OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV    DOCUMENTATION
---------------------      --------------     ------------   ----------   --------   --------  -----------  --------  -------------
Purchase                          714         $366,315,829      68.34%      6.046%      688     $513,047      81.01%      92.42%
Refinance - Cashout               254          120,441,121      22.47       6.553       656      474,178      78.47       80.92
Refinance - Rate/Term              96           49,299,833       9.20       6.449       662      513,540      78.48       88.34
                                -----         ------------     ------       -----       ---     --------      -----       -----
TOTAL:                          1,064         $536,056,784     100.00%      6.197%      678     $503,813      80.21%      89.46%
                                -----         ------------     ------       -----       ---     --------      -----       -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                           GROUP B COLLATERAL SUMMARY

PROPERTY TYPE

                                               AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                               PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                               NUMBER OF        BALANCE     MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL       FULL
      PROPERTY TYPE         MORTGAGE LOANS    OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING     LTV     DOCUMENTATION
------------------------    --------------   ------------  ----------   --------   --------   -----------  --------   -------------
Single Family                      712       $356,264,890     66.46%      6.237%      677      $500,372      80.17%       86.87%
Condominium                         52         23,229,700      4.33       6.367       681       446,725      84.19        93.73
Two- to Four-Family                 29         16,554,367      3.09       6.123       695       570,840      81.11        85.35
Planned Unit Development           271        140,007,827     26.12       6.077       680       516,634      79.53        95.82
                                 -----       ------------    ------       -----       ---      --------      -----        -----
TOTAL:                           1,064       $536,056,784    100.00%      6.197%      678      $503,813      80.21%       89.46%
                                 -----       ------------    ------       -----       ---      --------      -----        -----

DOCUMENTATION

                                                AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                                 NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
       DOCUMENTATION          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
---------------------------   --------------  ------------  ----------  --------  --------   -----------  --------   -------------
Full Documentation                   942      $479,547,651     89.46%     6.165%     677      $509,074      80.11%       100.00%
No Income Verification                79        35,695,111      6.66      6.609      683       451,837      82.25          0.00
Limited Income Verification           31        15,839,721      2.95      5.940      700       510,959      78.96          0.00
No Documentation                      12         4,974,301      0.93      7.124      699       414,525      79.27          0.00
                                   -----      ------------    ------      -----      ---      --------      -----        ------
TOTAL:                             1,064      $536,056,784    100.00%     6.197%     678      $503,813      80.21%        89.46%
                                   -----      ------------    ------      -----      ---      --------      -----        ------

OCCUPANCY

                                    AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
 OCCUPANCY        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
-----------       --------------  ------------  ----------  --------  --------   -----------  --------   -------------
Primary                1,054      $531,132,390     99.08%     6.195%     678      $503,921      80.23%        89.36%
Investment                10         4,924,393      0.92      6.442      714       492,439      78.17        100.00
                       -----      ------------    ------      -----      ---      --------      -----        ------
TOTAL:                 1,064      $536,056,784    100.00%     6.197%     678      $503,813      80.21%        89.46%
                       -----      ------------    ------      -----      ---      --------      -----        ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                           GROUP B COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                  AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                   NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
AGE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
---             --------------  ------------  ----------  --------  --------   -----------  --------   -------------
4                      231      $114,768,979     21.41%     6.375%     674      $496,835      80.93%        91.22%
5                      456       227,152,187     42.37      6.207      682       498,141      79.81         88.33
6                      349       180,289,282     33.63      6.042      678       516,588      80.63         89.51
7                       22        10,649,352      1.99      6.470      658       484,061      77.48         90.61
8                        5         2,580,402      0.48      6.955      647       516,080      76.46        100.00
9                        1           616,582      0.12      6.990      575       616,582      31.25        100.00
                     -----      ------------    ------      -----      ---      --------      -----        ------
TOTAL:               1,064      $536,056,784    100.00%     6.197%     678      $503,813      80.21%        89.46%
                     -----      ------------    ------      -----      ---      --------      -----        ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
ORIGINAL PREPAYMENT              NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
    PENALTY TERM              MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
---------------------         --------------  ------------  ----------  --------  --------   -----------  --------   -------------
None                                 114      $ 60,637,995     11.31%     6.527%     677      $531,912      78.96%        81.30%
12 Months                             77        40,636,686      7.58      6.458      676       527,749      80.64         85.40
24 Months                            514       254,514,157     47.48      6.143      670       495,164      81.45         89.52
36 Months                            356       179,560,586     33.50      6.105      692       504,384      78.74         93.00
48 Months                              1           291,000      0.05      5.500      579       291,000      76.72        100.00
60 Months                              2           416,359      0.08      6.440      644       208,180      94.58        100.00
                                   -----      ------------    ------      -----      ---      --------      -----        ------
TOTAL:                             1,064      $536,056,784    100.00%     6.197%     678      $503,813      80.21%        89.46%
                                   -----      ------------    ------      -----      ---      --------      -----        ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       FIRST FRANKLIN MORTGAGE LOAN TRUST,
                           SERIES 2004-FF1

                           GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                                                AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                                 NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
 RANGE OF CREDIT SCORES       MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
-----------------------       --------------  ------------  ----------  --------  --------   -----------  --------   -------------
540 to 550                            13      $  5,253,668      0.98%     7.437%     544      $404,128      72.61%       100.00%
551 to 575                            34        13,351,659      2.49      7.181      566       392,696      72.19         88.98
576 to 600                            30        11,909,774      2.22      7.206      588       396,992      82.39         96.67
601 to 625                            76        36,575,276      6.82      6.705      615       481,254      78.29         93.67
626 to 650                           195        94,598,558     17.65      6.393      639       485,121      80.79         94.72
651 to 675                           201       102,576,994     19.14      6.170      663       510,333      80.24         89.06
676 to 700                           178        94,725,614     17.67      6.141      689       532,166      80.45         87.58
701 to 725                           148        78,204,063     14.59      5.918      711       528,406      81.16         83.90
726 to 750                            96        49,314,062      9.20      5.837      737       513,688      81.17         86.71
751 to 775                            69        36,806,206      6.87      5.742      762       533,423      80.18         88.85
776 to 800                            19        10,293,804      1.92      5.820      784       541,779      79.35         93.40
801 to 809                             5         2,447,106      0.46      6.013      805       489,421      79.35         82.93
                                   -----      ------------    ------      -----      ---      --------      -----        ------
TOTAL:                             1,064      $536,056,784    100.00%     6.197%     678      $503,813      80.21%        89.46%
                                   -----      ------------    ------      -----      ---      --------      -----        ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 678.

MARGINS

                                                AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                                 NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
 RANGE OF MARGINS             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
------------------            --------------  ------------  ----------  --------  --------   -----------  --------   -------------
2.501% to 3.000%                       6      $  3,632,838      0.77%     5.583%     731      $605,473      60.45%        41.92%
3.001% to 3.500%                     147        82,424,392     17.41      5.496      715       560,710      77.39         93.08
3.501% to 4.000%                     261       137,336,318     29.01      5.818      687       526,193      77.83         91.84
4.001% to 4.500%                     172        90,109,401     19.03      6.219      667       523,892      78.26         90.70
4.501% to 5.000%                     147        68,131,246     14.39      6.476      666       463,478      83.32         83.11
5.001% to 5.500%                     132        56,737,102     11.98      6.702      647       429,827      87.52         86.42
5.501% to 6.000%                      62        26,017,580      5.50      7.135      626       419,638      87.35         89.01
6.001% to 6.500%                      15         5,765,724      1.22      7.485      628       384,382      91.87        100.00
6.501% to 7.000%                       5         1,881,423      0.40      8.075      610       376,285      91.01        100.00
7.001% to 7.500%                       1           483,819      0.10      9.625      687       483,819      67.83        100.00
7.501% to 8.000%                       1           460,288      0.10      6.625      733       460,288      90.00          0.00
8.001% to 8.500%                       1           474,300      0.10      8.375      579       474,300      85.00        100.00
                                     ---      ------------    ------      -----      ---      --------      -----        ------
TOTAL:                               950      $473,454,431    100.00%     6.146%     676      $498,373      80.41%        89.45%
                                     ---      ------------    ------      -----      ---      --------      -----        ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.875% per annum to 8.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 4.314% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
                           FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]       SERIES 2004-FF1

                           GROUP B COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                                AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
  RANGE OF MAXIMUM               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
   MORTGAGE RATES             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
--------------------          --------------  ------------  ----------  --------  --------   -----------  --------   -------------
12.000% or less                      467      $242,201,249     51.16%     5.613%     697      $518,632      79.39%        92.58%
12.001% to 12.500%                   220       109,947,849     23.22      6.317      668       499,763      80.95         90.57
12.501% to 13.000%                   154        75,526,998     15.95      6.782      652       490,435      81.25         83.78
13.001% to 13.500%                    71        30,364,285      6.41      7.283      634       427,666      83.80         76.61
13.501% to 14.000%                    29        11,500,321      2.43      7.767      610       396,563      82.63         80.55
14.001% to 14.500%                     6         2,698,797      0.57      8.238      576       449,800      79.21        100.00
14.501% to 15.000%                     2           731,113      0.15      8.688      565       365,556      87.52        100.00
15.501% to 16.000%                     1           483,819      0.10      9.625      687       483,819      67.83        100.00
                                     ---      ------------    ------      -----      ---      --------      -----        ------
TOTAL:                               950      $473,454,431    100.00%     6.146%     676      $498,373      80.41%        89.45%
                                     ---      ------------    ------      -----      ---      --------      -----        ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.875% per annum to 15.625% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.146% per annum.

NEXT RATE ADJUSTMENT DATE

                                                AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                                 NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
 NEXT RATE ADJUSTMENT DATE    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
---------------------------   --------------  ------------  ----------  --------  --------   -----------  --------   -------------
April 2004                             2      $  1,122,628      0.24%     5.509%     737    $  561,314      86.99%       100.00%
May 2005                               1           616,582      0.13      6.990      575       616,582      31.25        100.00
June 2005                              5         2,580,402      0.55      6.955      647       516,080      76.46        100.00
July 2005                             15         7,271,209      1.54      6.438      650       484,747      78.58        100.00
August 2005                          230       118,244,972     24.97      6.029      670       514,109      81.65         87.73
September 2005                       270       132,674,613     28.02      6.228      671       491,387      80.32         87.30
October 2005                         151        75,615,740     15.97      6.413      665       500,766      82.01         89.75
July 2006                              1         1,000,000      0.21      6.000      672     1,000,000      61.66          0.00
August 2006                            5         2,878,049      0.61      5.969      693       575,610      81.98         80.49
September 2006                         7         4,058,366      0.86      5.716      678       579,767      80.64        100.00
October 2006                           7         3,792,852      0.80      6.506      672       541,836      80.10        100.00
July 2008                              2           708,000      0.15      6.255      711       354,000      84.75        100.00
August 2008                           62        29,319,264      6.19      5.852      690       472,891      78.88         95.79
September 2008                       131        64,827,085     13.69      5.936      701       494,863      78.85         89.72
October 2008                          61        28,744,669      6.07      6.214      689       471,224      78.60         95.30
                                     ---      ------------    ------      -----      ---    ----------      -----        ------
TOTAL:                               950      $473,454,431    100.00%     6.146%     676    $  498,373      80.41%        89.45%
                                     ---      ------------    ------      -----      ---    ----------      -----        ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                         GROUP A ASSUMED MORTGAGE POOLS
                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                           ORIGINAL
                                                                  ORIGINAL     REMAINING      ORIGINAL       REMAINING    MONTHS TO
                                  NET     ORIGINAL   REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                      MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM           TERM          TERM         PENALTY
CURRENT BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)      EXPIRATION
-------------------   --------  --------  --------   ---------  ------------  ------------  -------------  -------------  ----------
     169,214.91        8.990     8.470      180         174        360            354             0             0              0
      54,818.25        6.875     6.355      180         174        360            354             0             0             36
   3,096,325.38        7.887     7.367      180         175        180            175             0             0              0
     238,910.72        7.861     7.341      180         176        180            176             0             0             12
     368,257.97        7.629     7.109      180         174        180            174             0             0             24
   5,044,010.43        7.540     7.020      180         175        180            175             0             0             36
      28,713.14        8.375     7.855      240         234        240            234             0             0             12
     116,480.39        7.375     6.855      240         234        240            234             0             0             24
     115,423.69        5.875     5.355      240         234        240            234             0             0             36
  15,325,205.28        7.979     7.459      360         354        360            354             0             0              0
   6,636,072.69        7.565     7.045      360         355        360            355             0             0             12
   2,759,389.92        7.791     7.271      360         355        360            355             0             0             24
  70,604,690.19        7.440     6.920      360         355        360            355             0             0             36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] FIRST FRANKLIN MORTGAGE LOAN TRUST,
                     SERIES 2004-FF1

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                      ORIGINAL        REMAINING        ORIGINAL        REMAINING
                                   NET      ORIGINAL    REMAINING   AMORTIZATION     AMORTIZATION    INTEREST-ONLY   INTEREST-ONLY
                      MORTGAGE   MORTGAGE     TERM        TERM          TERM            TERM             TERM            TERM
CURRENT BALANCE ($)   RATE(%)    RATE(%)    (MONTHS)    (MONTHS)      (MONTHS)        (MONTHS)         (MONTHS)        (MONTHS)
-------------------   --------   --------   --------    ---------   ------------     ------------    -------------   -------------
      626,626.01       7.364      6.844        360         354           360             354               0              0
      190,505.57       8.250      7.730        360         354           360             354               0              0
      653,644.45       6.625      6.105        360         354           360             354               0              0
      353,326.35       6.875      6.355        360         354           360             354               0              0
   51,856,293.31       7.397      6.877        360         355           360             355               0              0
   15,855,596.25       7.584      7.064        360         355           360             355               0              0
  227,796,781.57       7.343      6.823        360         355           360             355               0              0
   31,737,463.87       7.228      6.708        360         355           360             355               0              0
      771,617.74       6.697      6.177        360         356           360             356               0              0
      327,936.93       7.872      7.352        360         355           360             355               0              0
      344,877.27       7.320      6.800        360         356           360             356               0              0
    5,134,953.99       7.172      6.652        360         355           360             355               0              0
      574,076.83       7.298      6.778        360         355           360             355               0              0
      111,798.87       7.750      7.230        360         355           360             355               0              0
    1,769,964.25       7.496      6.976        360         355           360             355               0              0
   12,953,060.00       7.028      6.508        360         355           360             355               0              0
   17,651,240.86       6.990      6.470        360         355           300             300              60             55
   10,661,484.39       6.907      6.387        360         355           300             300              60             55
  164,520,518.24       6.582      6.062        360         355           300             300              60             55
   17,798,269.60       6.316      5.796        360         355           300             300              60             55
    1,715,672.79       6.509      5.989        360         355           300             300              60             55
      303,356.15       6.605      6.085        360         355           300             300              60             55
    4,747,702.93       6.602      6.082        360         355           300             300              60             55
    2,098,136.01       6.371      5.851        360         355           300             300              60             55
      381,500.00       7.104      6.584        360         355           300             300              60             55
   12,897,055.55       6.310      5.790        360         355           300             300              60             55
  113,507,737.51       6.080      5.560        360         355           300             300              60             55

                                                                                        NUMBER OF
                                                                                          MONTHS                     ORIGINAL
                                  INITIAL                                      RATE     UNTIL NEXT                  MONTHS TO
                                   RATE                                       CHANGE       RATE                     PREPAYMENT
                       GROSS      CHANGE    PERIODIC    MAXIMUM   MINIMUM    FREQUENCY  ADJUSTMENT                   PENALTY
CURRENT BALANCE ($)  MARGIN(%)    CAP(%)     CAP(%)     RATE(%)   RATE(%)     (MONTHS)     DATE         INDEX       EXPIRATION
-------------------  ---------    -------   --------    -------   -------    ---------  ----------  -------------   ----------
      626,626.01      4.734       1.634      1.000      13.364     7.364         6          4       6 Month LIBOR         0
      190,505.57      6.625       3.000      1.000      14.250     8.250         6          1       6 Month LIBOR        12
      653,644.45      5.105       1.877      1.000      12.625     6.625         6          2       6 Month LIBOR        24
      353,326.35      3.250       2.000      1.000      12.875     6.875         6          6       6 Month LIBOR         0
   51,856,293.31      5.441       3.000      1.000      13.397     7.397         6         19       6 Month LIBOR         0
   15,855,596.25      5.327       3.000      1.000      13.560     7.584         6         19       6 Month LIBOR        12
  227,796,781.57      5.632       3.000      1.000      13.342     7.343         6         19       6 Month LIBOR        24
   31,737,463.87      5.868       3.000      1.000      13.228     7.228         6         19       6 Month LIBOR        36
      771,617.74      4.635       3.000      1.000      12.697     6.697         6         32       6 Month LIBOR         0
      327,936.93      4.028       3.000      1.000      13.872     7.872         6         31       6 Month LIBOR        12
      344,877.27      5.968       3.000      1.000      13.320     7.320         6         32       6 Month LIBOR        24
    5,134,953.99      5.133       3.000      1.000      13.172     7.172         6         31       6 Month LIBOR        36
      574,076.83      4.662       3.000      1.000      13.298     7.298         6         55       6 Month LIBOR         0
      111,798.87      5.750       3.000      1.000      13.750     7.750         6         55       6 Month LIBOR        12
    1,769,964.25      5.281       3.000      1.000      13.496     7.496         6         55       6 Month LIBOR        24
   12,953,060.00      5.161       2.986      1.000      13.028     7.028         6         55       6 Month LIBOR        36
   17,651,240.86      5.196       3.000      1.000      12.990     6.990         6         19       6 Month LIBOR         0
   10,661,484.39      5.197       3.000      1.000      12.907     6.907         6         19       6 Month LIBOR        12
  164,520,518.24      5.028       3.000      1.000      12.582     6.582         6         19       6 Month LIBOR        24
   17,798,269.60      5.164       3.000      1.000      12.316     6.316         6         19       6 Month LIBOR        36
    1,715,672.79      4.465       3.000      1.000      12.509     6.509         6         31       6 Month LIBOR         0
      303,356.15      4.731       3.000      1.000      12.605     6.605         6         31       6 Month LIBOR        24
    4,747,702.93      4.820       3.000      1.000      12.602     6.602         6         31       6 Month LIBOR        36
    2,098,136.01      4.138       3.000      1.000      12.371     6.371         6         55       6 Month LIBOR         0
      381,500.00      4.306       3.000      1.000      13.104     7.104         6         55       6 Month LIBOR        12
   12,897,055.55      4.041       3.000      1.000      12.310     6.310         6         55       6 Month LIBOR        24
  113,507,737.51      3.973       3.000      1.000      12.087     6.080         6         55       6 Month LIBOR        36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] FIRST FRANKLIN MORTGAGE LOAN TRUST,
                     SERIES 2004-FF1

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                           ORIGINAL
                                                                 ORIGINAL     REMAINING      ORIGINAL       REMAINING     MONTHS TO
                                 NET     ORIGINAL   REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY   PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM           TERM           TERM         PENALTY
CURRENT BALANCE ($)  RATE(%)   RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)      EXPIRATION
-------------------  --------  --------  --------   ---------  ------------  ------------  -------------  -------------   ----------
     367,710.70       6.625     6.105      180        174         360            354            0              0              36
   1,274,506.03       5.942     5.422      180        175         180            175            0              0              36
   4,380,558.28       7.359     6.839      360        355         360            355            0              0               0
   9,226,361.66       6.590     6.070      360        354         360            354            0              0              12
     763,515.71       6.707     6.187      360        353         360            353            0              0              24
  46,173,340.93       6.526     6.006      360        355         360            355            0              0              36
     416,359.47       6.440     5.920      360        355         360            355            0              0              60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                                     ORIGINAL       REMAINING       ORIGINAL         REMAINING
                                  NET       ORIGINAL   REMAINING   AMORTIZATION    AMORTIZATION   INTEREST-ONLY    INTEREST-ONLY
                     MORTGAGE   MORTGAGE      TERM       TERM          TERM           TERM            TERM             TERM
CURRENT BALANCE ($)  RATE(%)    RATE(%)     (MONTHS)   (MONTHS)      (MONTHS)       (MONTHS)        (MONTHS)         (MONTHS)
-------------------  --------   --------    --------   ---------   ------------    -----------    -------------    -------------
    1,122,627.55      5.509      4.989        360        356           360            356              0                 0
   25,002,272.69      6.697      6.177        360        355           360            355              0                 0
   10,446,918.51      6.711      6.191        360        355           360            355              0                 0
   62,489,885.87      6.496      5.976        360        355           360            355              0                 0
    6,567,184.70      6.250      5.730        360        355           360            355              0                 0
      520,074.88      6.625      6.105        360        355           360            355              0                 0
    4,032,676.39      5.987      5.467        360        355           360            355              0                 0
      519,198.24      6.625      6.105        360        354           360            354              0                 0
    2,927,640.76      6.449      5.929        360        355           360            355              0                 0
    8,106,411.43      6.091      5.571        360        355           360            355              0                 0
   27,242,216.19      6.313      5.793        360        355           300            300             60                55
   18,345,887.26      6.274      5.754        360        355           300            300             60                55
  179,275,541.06      6.015      5.495        360        355           300            300             60                55
    7,633,611.58      5.659      5.139        360        355           300            300             60                55
    1,399,000.00      5.857      5.337        360        353           300            300             60                53
      946,050.00      5.375      4.855        360        355           300            300             60                55
    4,540,466.08      6.296      5.776        360        355           300            300             60                55
      290,999.98      5.500      4.980        360        355           300            300             60                55
      972,121.94      6.477      5.957        360        355           300            300             60                55
    2,097,443.44      6.183      5.663        360        355           300            300             60                55
    8,111,523.75      6.164      5.644        360        355           300            300             60                55
  100,864,678.48      5.933      5.413        360        355           300            300             60                55

                                                                                          NUMBER OF
                                                                                            MONTHS                        ORIGINAL
                                  INITIAL                                      RATE       UNTIL NEXT                      MONTHS TO
                                   RATE                                       CHANGE         RATE                        PREPAYMENT
                       GROSS      CHANGE    PERIODIC   MAXIMUM    MINIMUM    FREQUENCY    ADJUSTMENT                       PENALTY
CURRENT BALANCE ($)   MARGIN(%)   CAP(%)     CAP(%)    RATE(%)    RATE(%)     (MONTHS)       DATE           INDEX        EXPIRATION
-------------------   ---------   -------   --------   -------    -------    ---------    ----------    -------------    ----------
    1,122,627.55        4.080     1.000      1.000      11.509     5.509         6             2        6 Month LIBOR         0
   25,002,272.69        4.649     3.000      1.000      12.697     6.697         6            19        6 Month LIBOR         0
   10,446,918.51        4.588     3.000      1.000      12.711     6.711         6            19        6 Month LIBOR        12
   62,489,885.87        4.775     3.000      1.000      12.496     6.496         6            19        6 Month LIBOR        24
    6,567,184.70        5.000     3.000      1.000      12.250     6.250         6            19        6 Month LIBOR        36
      520,074.88        5.125     3.000      1.000      12.625     6.625         6            31        6 Month LIBOR        12
    4,032,676.39        4.076     3.000      1.000      11.987     5.987         6            31        6 Month LIBOR        36
      519,198.24        5.000     3.000      1.000      12.625     6.625         6            54        6 Month LIBOR         0
    2,927,640.76        3.980     3.000      1.000      12.449     6.449         6            55        6 Month LIBOR        24
    8,106,411.43        4.050     3.000      1.000      12.091     6.091         6            55        6 Month LIBOR        36
   27,242,216.19        4.298     3.000      1.000      12.313     6.313         6            19        6 Month LIBOR         0
   18,345,887.26        4.236     3.000      1.000      12.274     6.274         6            19        6 Month LIBOR        12
  179,275,541.06        4.384     3.000      1.000      12.015     6.015         6            19        6 Month LIBOR        24
    7,633,611.58        4.648     3.000      1.000      11.659     5.659         6            19        6 Month LIBOR        36
    1,399,000.00        4.214     3.000      1.000      11.857     5.857         6            29        6 Month LIBOR         0
      946,050.00        3.625     3.000      1.000      11.375     5.375         6            31        6 Month LIBOR        24
    4,540,466.08        4.404     3.000      1.000      12.296     6.296         6            31        6 Month LIBOR        36
      290,999.98        4.625     3.000      1.000      11.500     5.500         6            31        6 Month LIBOR        48
      972,121.94        3.727     3.000      1.000      12.477     6.477         6            55        6 Month LIBOR         0
    2,097,443.44        3.745     3.000      1.000      12.183     6.183         6            55        6 Month LIBOR        12
    8,111,523.75        3.919     3.000      1.000      12.164     6.164         6            55        6 Month LIBOR        24
  100,864,678.48        3.828     3.000      1.000      11.933     5.933         6            55        6 Month LIBOR        36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

           AVAILABLE    AVAILABLE
PAYMENT    FUNDS CAP    FUNDS CAP
 DATE      (%)(1)(2)    (%)(1)(3)
--------   ---------    ---------
 3/25/04     6.899        6.899
 4/25/04     6.011        6.011
 5/25/04     6.214        6.216
 6/25/04     6.016        6.018
 7/25/04     6.220        6.222
 8/25/04     6.021        6.024
 9/25/04     6.024        6.027
10/25/04     6.227        6.230
11/25/04     6.029        6.033
12/25/04     6.233        6.237
 1/25/05     6.034        6.039
 2/25/05     6.037        6.042
 3/25/05     6.687        6.693
 4/25/05     6.043        6.048
 5/25/05     6.247        6.254
 6/25/05     6.049        6.055
 7/25/05     6.254        6.261
 8/25/05     6.055        6.062
 9/25/05     6.059        6.066
10/25/05     6.266        8.221
11/25/05     6.067        7.959
12/25/05     6.273        8.227
 1/25/06     6.074        7.964
 2/25/06     6.078        7.967
 3/25/06     6.734        8.824
 4/25/06     6.086        8.599
 5/25/06     6.293        8.889
 6/25/06     6.094        8.605
 7/25/06     6.302        8.895
 8/25/06     6.103        8.614
 9/25/06     6.107        8.618
10/25/06     6.315        9.603
11/25/06     6.116        9.299
12/25/06     6.325        9.612
 1/25/07     6.126        9.306
 2/25/07     6.131        9.310
 3/25/07     6.794       10.312
 4/25/07     6.096        9.881
 5/25/07     6.299       10.207
 6/25/07     6.097        9.874
 7/25/07     6.300       10.198
 8/25/07     6.098        9.866
 9/25/07     6.098        9.862
10/25/07     6.302       10.202
11/25/07     6.099        9.870
12/25/07     6.303       10.194
 1/25/08     6.100        9.861
 2/25/08     6.101        9.857
 3/25/08     6.522       10.532
 4/25/08     6.102        9.864
 5/25/08     6.305       10.189
 6/25/08     6.103        9.856
 7/25/08     6.307       10.180
 8/25/08     6.104        9.847
 9/25/08     6.104        9.843
10/25/08     6.308       10.743
11/25/08     6.106       10.391
12/25/08     6.314       10.737
 1/25/09     6.115       10.392
 2/25/09     6.120       10.393
 3/25/09     6.781       11.509
 4/25/09     6.130       10.581
 5/25/09     6.340       10.936
 6/25/09     6.141       10.584
 7/25/09     6.351       10.939
 8/25/09     6.152       10.588
 9/25/09     6.158       10.591
10/25/09     6.369       11.136
11/25/09     6.170       10.779
12/25/09     6.382       11.141
 1/25/10     6.182       10.785
 2/25/10     6.189       10.788
 3/25/10     6.860       11.947
 4/25/10     6.203       10.977
 5/25/10     6.417       11.347
 6/25/10     6.217       10.985
 7/25/10     6.432       11.355
 8/25/10     6.232       10.994
 9/25/10     6.240       10.998
10/25/10     6.457       11.371
11/25/10     6.257       11.009
12/25/10     6.474       11.382
 1/25/11     6.274       11.021
 2/25/11     6.283       11.027
 3/25/11     6.966       12.216
 4/25/11     6.302       11.041
 5/25/11     6.522       11.417
 6/25/11     0.000       11.056
 7/25/11     0.000        0.000

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(2) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.10% and 1.20%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.10% and 1.20%, respectively, for the first Distribution Date and both increase to 20.00% for each Distribution Date thereafter.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                         DISCOUNT MARGIN TABLE (TO CALL)

 PREPAYMENT SPEED         0%             80%            100%             150%           200%
 ----------------   -------------   -------------   -------------   -------------   -------------
 A2
              100              26              26              26              26              26

              WAL           18.63            3.20            2.49            1.37            0.88
         MOD DURN           16.28            3.10            2.43            1.36            0.88
 PRINCIPAL WINDOW   Mar04 - Jun32   Mar04 - Apr13   Mar04 - May11   Mar04 - Aug08   Mar04 - Jul06
 ----------------   -------------   --------------  -------------   -------------   -------------
 M1
              100              60              60              60              60              60

              WAL           25.77            6.01            4.91            4.33            2.71
         MOD DURN           20.92            5.70            4.72            4.20            2.66
 PRINCIPAL WINDOW   Jul25 - Jun32   Mar07 - Apr13   Jun07 - May11   Jan08 - Aug08   Jul06 - Feb07
 ----------------   -------------   -------------   -------------   -------------   -------------
 M2
              100             120             120             120             120             120

              WAL           25.77            6.00            4.86            3.85            3.07
         MOD DURN           19.41            5.57            4.59            3.69            2.97
 PRINCIPAL WINDOW   Jul25 - Jun32   Mar07 - Apr13   Apr07 - May11   Jul07 - Aug08   Feb07 - Mar07
 ----------------   -------------   -------------   -------------   -------------   -------------
 B1
              100             175             175             175             175             175

              WAL           25.77            6.00            4.84            3.65            3.08
         MOD DURN           18.17            5.46            4.49            3.46            2.94
 PRINCIPAL WINDOW   Jul25 - Jun32   Mar07 - Apr13   Mar07 - May11   May07 - Aug08   Mar07 - Mar07
 ----------------   -------------   -------------   -------------   -------------   -------------
 B2
              100             185             185             185             185             185

              WAL           25.76            6.00            4.82            3.57            3.08
         MOD DURN           17.95            5.43            4.46            3.38            2.94
 PRINCIPAL WINDOW   Jul25 - Jun32   Mar07 - Apr13   Mar07 - May11   Apr07 - Aug08   Mar07 - Mar07
 ----------------   -------------   -------------   -------------   -------------   -------------
 B3
         98.76955             288             305             310             319             322

              WAL           25.54            5.57            4.48            3.31            3.08
         MOD DURN           15.93            4.92            4.05            3.08            2.88
 PRINCIPAL WINDOW   Jul25 - Apr32   Mar07 - Nov12   Mar07 - Jan11   Mar07 - Jun08   Mar07 - Mar07
 ----------------   -------------   -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

 PREPAYMENT SPEED        0%              80%             100%           150%            200%
 ----------------   -------------   -------------   -------------   -------------   -------------
 A2
              100              26              28              28              28              26

              WAL           18.68            3.48            2.71            1.51            0.88
         MOD DURN           16.32            3.34            2.63            1.49            0.88
 PRINCIPAL WINDOW   Mar04 - Aug33   Mar04 - Apr24   Mar04 - Jul20   Mar04 - Jul14   Mar04 - Jul06
 ----------------   -------------   -------------   -------------   -------------   -------------
 M1
              100              60              62              62              62              60

              WAL           25.89            6.61            5.40            4.71            2.71
         MOD DURN           20.99            6.21            5.15            4.55            2.66
 PRINCIPAL WINDOW   Jul25 - Jul33   Mar07 - Mar20   Jun07 - Jan17   Jan08 - Apr12   Jul06 - Feb07
 ----------------   -------------   -------------   -------------   -------------   -------------
 M2
              100             120             124             124             124             142

              WAL           25.88            6.52            5.28            4.12            4.99
         MOD DURN           19.48            5.98            4.93            3.93            4.71
 PRINCIPAL WINDOW   Jul25 - Jun33   Mar07 - Aug18   Apr07 - Sep15   Jul07 - May11   Feb07 - May11
 ----------------   -------------   -------------   -------------   -------------   -------------
 B1
              100             175             179             179             179             190

              WAL           25.85            6.34            5.11            3.83            3.76
         MOD DURN           18.21            5.72            4.71            3.62            3.56
 PRINCIPAL WINDOW   Jul25 - Mar33   Mar07 - Jun16   Mar07 - Dec13   May07 - Apr10   Aug07 - Apr08
 ----------------   -------------   -------------   -------------   -------------   -------------
 B2
              100             185             186             186             186             193

              WAL           25.79            6.09            4.89            3.62            3.40
         MOD DURN           17.96            5.51            4.52            3.42            3.23
 PRINCIPAL WINDOW   Jul25 - Oct32   Mar07 - Jul14   Mar07 - May12   Apr07 - Apr09   Jun07 - Aug07
 ----------------   -------------   -------------   -------------   -------------   -------------
 B3
         98.76955             288             305             310             319             326

              WAL           25.54            5.57            4.48            3.31            3.21
         MOD DURN           15.93            4.92            4.05            3.08            2.99
 PRINCIPAL WINDOW   Jul25 - Apr32   Mar07 - Nov12   MAR07 - JAN11   Mar07 - Jun08   Mar07 - Jun07
 ----------------   -------------   -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.